UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  November 9, 2009

GAINSCO, INC.

(Exact Name of Registrant as Specified in Charter)

Texas	001-09828	75-1617013
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3333 Lee Parkway, Suite 1200, Dallas, Texas	75219
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (972) 629-4301

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On November 13, 2009, GAINSCO, INC. (the “Corporation”) announced its financial results for the quarter ended September 30, 2009 by issuing a press release. The full text of the press release issued in connection with the announcement is attached hereto as Exhibit No. 99.1. This information being furnished under this Item 2.02 and Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. The press release contains, and may implicate, forward-looking statements regarding the Corporation and includes cautionary statements identifying important factors that could cause actual results to differ materially from those anticipated.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On November 9, 2009, the Board of Directors of the Corporation amended and restated the Corporation’s bylaws (the “Former Bylaws”) in their entirety. The Amended and Restated Bylaws (the “Amended Bylaws”), as adopted, will be effective as of January 1, 2010.

The Corporation is a Texas corporation formed under and governed by the Texas Business Corporations Act (“TBCA”). In 2003, the Texas legislature modernized the Texas corporations laws, enacting the Texas Business Organizations Code (“TBOC”), to become effective as of January 1, 2006 for Texas corporations formed after this effective date. A transition period was allowed for corporations, such as the Corporation, formed prior to January 1, 2006, permitting such corporations to remain governed by the TBCA, rather than the new TBOC, until January 1, 2010. On January 1, 2010, the transition provisions of the TBOC provide that the TBOC will apply to all entities formed before January 1, 2006. As a result, the TBOC will become applicable to the Corporation on January 1, 2010, and the Corporation has amended and restated its bylaws to be in compliance with the TBOC. Generally, the Corporation’s bylaws were amended and restated to be effective January 1, 2010 to conform to the terminology of the TBOC that varies from terminology used under prior Texas law and implementing changes to make the Corporation’s bylaws consistent with the TBOC. While not made in response to changes in the TBOC, the Board of Directors also clarified and modernized language in the Former Bylaws.

In addition, the Board of Directors has revised its advance notice bylaws relating to the nomination of directors for election at meetings of shareholders and matters brought before meetings of shareholders.

A copy of the Amended Bylaws is attached as Exhibit 3.1 hereto and incorporated by reference herein. The following summary of the material changes reflected in the Amended Bylaws is qualified in its entirety by reference to the Amended Bylaws.

Listed below is a summary of the changes that were made in an effort to conform the Amended Bylaws to be in compliance with the TBOC as well as changes made to clarify and modernize particular provisions of the Former Bylaws. Unless otherwise indicated, all section references are to the Amended Bylaws.

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Section 1.01 (Registered Office and Agent) of the Amended Bylaws provides that the Corporation’s registered office and name of the Corporation’s registered agent shall be stated in documents filed with the Texas Secretary of State in accordance with the TBOC instead of the TBCA.

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Section 2.03(a) (Voting Rights) of the Amended Bylaws provides that each outstanding share, regardless of class, entitled to vote upon a matter submitted to a vote at a meeting of shareholders shall be entitled to one vote on such matter, except to the extent that the voting rights of the shares of any class are limited or denied or are afforded greater or special voting rights, by the Articles of Incorporation or equivalent governing document (the “Articles of Incorporation”) or the TBOC. The Former Bylaws provided for both common stock and Series A Convertible Preferred Stock. The

Corporation no longer has Series A Convertible Preferred Stock outstanding, so all references to such stock and “Voting Stock” were removed from the Amended Bylaws.

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Section 2.03(b) (List of Shareholders) of the Amended Bylaws provides that a list of shareholders be prepared not later than the eleventh (11th) day before the date of a shareholder meeting and made available for inspection for ten (10) calendar days preceding an annual meeting, or alternatively, may be kept on a reasonably accessible electronic network if the information required to gain access to the list is provided with the notice of the meeting. The Amended Bylaws also provide that original stock transfer books are prima facie evidence as to who are the shareholders entitled to examine such list or transfer book or to vote at any such meeting of shareholders. The Former Bylaws also provided that a shareholders list be made available for inspection for ten (10) calendar days preceding each shareholders meeting. While the TBCA also permitted the list to be maintained on an electronic network, this provision was not contained in the Former Bylaws.

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Section 2.05 (Notice) of the Amended Bylaws provides that notice of special meetings shall be delivered to shareholders not less than ten (10) nor more than sixty (60) days before the date of meeting. The Former Bylaws stated that notice had to be delivered not less than ten (10) nor more than fifty (50) days before the date of meeting. This change was made in order to comply with the TBOC. The Amended Bylaws also provide that notice of any meeting of shareholders may be transmitted electronically to shareholders who have consented to this form of transmission of written notice of a shareholders meeting. A similar provision was contained in the TBCA, but was not contained in the Former Bylaws.

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Section 2.06 (Quorum) of the Amended Bylaws provides that once a quorum is present at a meeting of the shareholders, the shareholders represented in person or by proxy at the meeting may conduct such business as may be properly brought before the meeting until it is adjourned, and the subsequent withdrawal from the meeting by any shareholder or the refusal of any shareholder represented in person or by proxy to vote will not affect the presence of a quorum at the meeting. The Former Bylaws contained similar provisions in two different sections. The change was made to make the terminology used in this provision consistent with the TBOC’s expression of the rules relating to quorum and place all provisions relating to quorum in one section.

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Section 2.07 (Majority Vote) of the Former Bylaws required the vote of two-thirds (2/3rds) of the shareholders in order for the shareholders to amend certain specifically enumerated bylaws, relating to the number of directors, vacancies on the board, the voting requirement to elect directors, quorum and voting requirements and provisions of the bylaws permitting amendments to be made by the board of directors. The Amended Bylaws eliminated this two-thirds (2/3rds) supermajority vote required for the shareholders to amend the enumerated bylaws, and as a result, the Amended Bylaws now permit the shareholders to amend these bylaws by a majority vote of the shares entitled to vote, present in person or represented at a meeting and voting at the meeting. Correspondingly, Section 3.09 of the Amended Bylaws also eliminated a two-thirds voting requirement of the board to amend any of these bylaws enumerated in the Former Bylaws, resulting in the ability of the board of directors to amend these bylaws by majority vote of the directors present at a meeting at which a quorum is present. The Former Bylaws were amended in these respects since the board of directors determined that a supermajority vote was no longer appropriate for the shareholders or board to act to amend the enumerated bylaws.

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Section 2.08 (Method of Voting) of the Amended Bylaws was revised to provide that proxies are valid for eleven (11) months from the date of its execution. The Former Bylaws provided that proxies were valid for seven (7) months. Both the TBOC and the TBCA provide that proxies are valid for eleven (11) months from the date of its execution. This section of the Amended Bylaws was also revised to permit shareholders to submit proxies to vote their shares by electronic and telephonic transmission. A similar provision was contained in the TBCA but was not contained in the Former Bylaws.

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Section 2.09 (Fixing Record Date) of the Amended Bylaws clarifies the language pertaining to fixing the record date. The bylaw provides that for the purpose of determining shareholders entitled to notice, the Board of Directors may fix the record date to be between ten (10) and sixty (60) days prior to any meeting of shareholders, which is consistent with the TBOC.

•	Former Section 2.11 (Order of Business at Meetings) was removed from the Amended Bylaws because such provision is unnecessary.

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The provisions requiring a shareholder to provide the Corporation with advance written notice of nominations of directors by the shareholders of the Corporation or requiring a shareholder to provide advance written notice of business to be conducted at a shareholders meeting were revised and updated in the Amended Bylaws. The following is a general summary of the advance notice bylaw provisions that were revised and updated in the Amended Bylaws and is qualified by reference to the Amended Bylaws.

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Section 2.11 (Nomination of Directors) of the Amended Bylaws provides that only persons who are nominated in accordance with the procedures set forth in Section 2.11 of the Amended Bylaws shall be eligible to serve as directors of the Corporation. Nominations of persons for election to the Board of Directors of the Corporation at an annual meeting or special meeting (but only if the election of directors is a matter specified in the notice of meeting given by or at the direction of the Board of Directors or any other proper person calling the special meeting) may be made (a) by or at the direction of the Board of Directors, including any committee appointed by the Board of Directors, or (b) by any shareholder of the Corporation who is a shareholder of record at the time of giving of notice provided for in Section 2.11, who shall be entitled to vote for the election of directors at the meeting and who complies with the notice procedures set forth in Section 2.11 of the Amended Bylaws. Such nominations, other than those made by or at the direction of the Board of Directors, shall be made pursuant to timely notice in writing to the Secretary of the Corporation. To be timely, a shareholder’s notice relating to nominations to be made at an annual meeting of shareholders shall be delivered to or mailed and received at the principal executive offices of the Corporation not less than seventy (70) days nor more than one hundred (100) days prior to the first anniversary of the preceding year’s annual meeting of shareholders; provided, however, that in the event that the date of the annual meeting is advanced more than thirty (30) days prior to such anniversary date or delayed more than sixty (60) days after such anniversary date then to be timely such notice must be received by the Corporation on or before the later of (i) seventy (70) days prior to the date of the meeting or (ii) the tenth (10th) day following the day on which public announcement of the date of the meeting was made. To be timely, a shareholder’s notice relating to nominations to be made at a special meeting of shareholders shall be delivered to or mailed and received at the principal executive offices of the Corporation not less than seventy (70) days nor more than one hundred (100) days prior to the date of such special meeting, or, if later, the tenth (10th) day following the day on which public announcement of the date of the special meeting was made. This bylaw also prescribes the content of the information required to be contained in the shareholder’s notice, which is intended to provide disclosure regarding the proposed director nominees, persons associated with the proposing shareholder, material arrangements between the proposing shareholder and its director nominees and all arrangements affecting the proposing shareholder’s economic interests in the Corporation, including derivative positions and hedging transactions. A nominee is also required to furnish a questionnaire to the Corporation pertaining to the nominee’s background and qualifications and background of the shareholder providing such notice and containing certain agreements and representations specified in the bylaw. This advance notice requirement is in addition to, and the shareholder is also required to comply with, all applicable requirements of the Securities Exchange Act of 1934, and the rules and regulations thereunder with respect to the matters set forth in Section 2.11.

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Section 2.12 (Notice of Business) of the Amended Bylaws provides that at any meeting of the shareholders, only such business shall be conducted as shall have been properly brought before the meeting (a) by or at the direction of the Board of Directors or (b) by any shareholder of the Corporation who is a shareholder of record at the time of giving of the notice provided for in Section 12 of the Amended Bylaws, who shall be entitled to vote at such meeting and who complies with the notice procedures set forth in such bylaw. For business to be properly brought before a shareholder meeting by a shareholder, the shareholder must have given timely notice thereof in writing to the Secretary of the Corporation. To be timely, a shareholder’s notice relating to business proposed to be conducted at an annual meeting of shareholders shall be delivered to or mailed and received at the principal executive offices of the Corporation not less than seventy (70) days nor more than one hundred (100) days prior to the first anniversary of the preceding year’s annual meeting of shareholders; provided, however, that in the event that the date of the annual meeting is advanced more than thirty (30) days prior to such anniversary date or delayed more than sixty (60) days after such anniversary date then to be timely such notice must be received by the Corporation on or before the later of (i) seventy (70) days prior to the date of the meeting or (ii) the tenth (10th) day following the day on which public announcement of the date of the meeting was made. To be timely, a shareholder’s notice of business proposed to be conducted at a special meeting of shareholders shall be delivered to or mailed and received at the principal executive offices of the Corporation not less than seventy (70) days nor more than one hundred (100) days prior to the date of such special meeting, or, if later, the tenth (10th) day following the day on which public announcement of the date of the special meeting was made. The shareholder’s notice must comply with specified procedures and requirements, including a brief description of the business desired to be brought before the meeting and the reasons for conducting such business at the meeting; the name and address, as they appear on the Corporation’s books, of the shareholder proposing such business and any of its associates (described and defined therein as a Shareholder Associated Person); the class and number of shares of the Corporation which are held of record or are beneficially owned by such shareholder and by any Shareholder Associated Person with respect to the Corporation’s securities and, if applicable, a description of (x) any proxy, contract, arrangement, understanding or relationship pursuant to which the shareholder or any Shareholder Associated Person has a right to vote any securities of the Corporation, (y) any agreement, arrangement or understanding (including any derivative or short positions, swaps, profit interests, options, hedging transactions, and borrowed or loaned shares) that has been entered into as of the date of the shareholder’s notice by, or on behalf of, the shareholder or any Shareholder Associated Person, the effect or intent of which is to mitigate loss to, manage risk or benefit of share price changes for, or increase or decrease the voting power of the shareholder or any Shareholder Associated Person with respect to securities of the Corporation, and (z) a representation that the shareholder will notify the Corporation in writing of any such agreement, arrangement or understanding in effect as of the record date for the meeting promptly following the later of the record date or the date notice of the record date is first publicly disclosed; and any material interest of the shareholder or any Shareholder Associated Person in such business. This advance notice requirement is in addition to, and the shareholder is also required to comply with, all applicable requirements of the Securities Exchange Act of 1934, and the rules and regulations thereunder with respect to the matters set forth in Section 12.

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Section 2.13 (Telephone or Remote Communication Meeting) of the Amended Bylaws provides that meetings of the shareholders may be held by means of remote communications, which, while not contained in the Former Bylaws, is contained in the TBCA. The effect of the change is to conform this bylaw to the remote communication meeting provision of the TBOC.

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Section 2.14 (Minutes) of the Amended Bylaws was added to provide that shareholders are required to keep regular minutes of all shareholder proceedings, and such minutes shall be placed in the Corporation’s minute book.

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Section 3.01 (Management) of the Amended Bylaws was revised to clarify that the powers of the Corporation shall be exercised by or under the authority of the Board of Directors in accordance with the TBOC.

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Section 3.02 (Number; Election; Term; Qualification; Removal) of the Amended Bylaws combines Sections 3.02, 3.03 and 3.04 of the Former Bylaws to more concisely state the provisions pertaining to the number, election, term, qualification and removal of directors. Section 3.02 of the Amended Bylaws provides that the number of directors of the Corporation shall be such number as shall be from time to time specified by resolution of the Board of Directors; provided, however, that no director’s term shall be shortened by reason of a resolution reducing the number of directors; and further provided that the number of directors constituting the current Board of Directors shall be eight (8), and shall remain at such number unless and until changed by resolution of the Board of Directors as aforesaid. Section 3.02 of Amended Bylaws also provide that any director may be removed at any time, with or without cause, at a special meeting of the shareholders called for that purpose. Similar provisions are contained in the Former Bylaws.

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Section 3.03 (Resignations; Vacancies) of the Amended Bylaws provides that a director may resign at any time by giving written notice to the Board of Directors or the chairman of the board. Such resignation shall take effect at the date of receipt of such notice or at any later time specified therein; and, unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective. Any vacancy occurring in the Board of Directors (by death, resignation or removal) may be filled by an affirmative vote of a majority of the remaining directors though less than a quorum of the Board of Directors, or may be filled by an election at an annual or special meeting of the shareholders called for that purpose. The provision concerning director resignations was moved from Section 9.02 of the Former Bylaws into Section 3.03 of the Amended Bylaws, and the language was updated to be consistent with the TBOC.

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Section 3.06 (First Meeting) of the Amended Bylaws was revised to allow the Board of Directors to change the place and time of the first meeting of each newly elected board without the unanimous consent of the directors.

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Section 3.08 (Special Meetings) of the Amended Bylaws provides that special meetings of the Board of Directors may be called by the chairman of the board or president and shall be called by the secretary on the written request of any director. Written, telephonic or, upon consent of the director, electronic notice of special meetings of the Board of Directors is required to be given at least three (3) calendar days before the date of the meeting. The Amended Bylaws also provide that notice of any meetings of the Board of Directors may be transmitted electronically to directors who have consented to this form of transmission of written notice of a meeting. A similar provision was contained in the TBCA, but was not contained in the Former Bylaws.

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Section 3.09 (Quorum; Majority Vote) of the Amended Bylaws contains the quorum provisions for meetings of the Board of Directors, using terminology that conforms to the quorum provisions for board meetings contained in the TBOC. Section 3.09 of the Amended Bylaws also provides that the act of a majority of the directors present at any meeting at which a quorum is present shall be the act by the Board of Directors, except as otherwise specifically provided by statute, by the Articles of Incorporation or by the bylaws.

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Section 3.10 (Compensation) of the Amended Bylaws provides that the Board of Directors shall not receive any stated salary for their service, but the Board of Directors may, by resolution of the Board of Directors, receive such compensation as fixed by the Board of Directors, which may include a specified retainer, cash compensation and expenses for attendance at regular or special meetings of the Board of Directors and equity awards. The Former Bylaws provided that Board of Directors could, by resolution, authorize a fixed sum for attendance of meetings of the Board of Directors or a stated salary. The amendments also clarify that like compensation may be paid to members of committees of the Board of Directors for their attendance at committee meetings. The amendments are designed to conform to current director compensation arrangements.

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Section 3.14 (Interested Directors and Officers) of the Former Bylaws was deleted from the Amended Bylaws because such provisions are unnecessary because in the event there is an interested director or officer transaction, the applicable provisions of the TBOC will directly govern the transaction.

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Section 3.12 (Participation in Meetings by Remote Communications) of the Amended Bylaws replaces Section 5.03 of the Former Bylaws and provides that meetings of the Board of Directors may be held by means of remote communications. The effect of the change is to conform this bylaw to the remote communication meeting provision of the TBOC.

•	Section 3.16 (Advisory Directors) of the Former Bylaws was deleted from the Amended Bylaws because the Corporation does not have advisory directors.

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Section 4.01 (Committees of Directors) of the Amended Bylaws reorganized sections in the Former Bylaws pertaining to committees of directors. Section 4.01 of the Amended Bylaws provides that the Board of Directors, by resolution adopted by a majority of the whole board, may designate from among its members one or more committees, each of which shall be comprised of one or more of its members, and may designate one or more of its members as alternate members of any committee, who may, subject to any limitations imposed by the Board of Directors, replace absent or disqualified members at any meeting of that committee. Any such committee, to the extent provided in such resolution, shall have and may exercise all of the authority of the Board of Directors in the business and affairs of the corporation except where the action of the Board of Directors is required, or the authority of such committee is limited, by statute. This section also provides for the change in number of committee members, the removal of any committee member and vacancies on any committee. The changes to this section were made to make the terminology used consistent with the TBOC’s expression of the rules relating to committees of the Board of Directors.

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Section 4.02 (Meetings) of the Amended Bylaws provides that in addition to written and telephonic notice of committee meetings, upon consent of the director, electronic notice of committee meetings is permitted. This section also provides that notice is required to be given at least two (2) calendar days before the committee meetings. The Former Bylaws required a twelve (12) hour notice period.

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Section 5.01 (General) of the Amended Bylaws provides for the method of providing notice to shareholders or directors whenever notice under the Corporation’s governing documents or the TBOC is required. In accordance with the TBOC, this section allows for notice to be given to the director or shareholder by electronic transmission with the consent of the director or shareholder. The Former Bylaws permitted written notice by mail but did not address alternative means of giving notice, such as by telegram, by telephone or, with consent, by electronic transmission, which forms of notice are permitted by both the TBCA and the TBOC.

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Section 5.02 (Waiver) of the Amended Bylaws provides that whenever notice is required to be given, a waiver of such notice in writing is equivalent to the giving of such notice. The amended bylaw is substantatively unchanged from the Former Bylaw, although the amended bylaw conforms to the terminology and requirements of the TBOC.

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Section 6.02 (Removal) of the Amended Bylaws provides that any officer or agent elected or appointed by the Board of Directors may be removed for or without cause by the Board of Directors. This section also provides that such removal shall not prejudice any contract rights of the person removed, and the election or appointment of an officer or agent shall not of itself create contract rights. The amended bylaw conforms to the terminology and requirements of the TBOC.

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Article 7 (Indemnification, Advancement of Expenses and Insurance) has been revised because the provisions contained in Article 7 in the Former Bylaws were unnecessarily complex and, in some respects, not consistent with the TBOC. Article 7 of the Amended Bylaws sets forth certain indemnification rights and eliminates the liability of a director or officer for actions or omissions in such director’s or officer’s capacity as a director or officer to the fullest extent permitted by Texas law.

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Section 8.02 (Issuance; Payment) of the Amended Bylaws combines the provisions in Sections 8.02 and 8.03 of the Former Bylaws and provides that shares may be issued for consideration to such persons as the Board of Directors may determine. Consideration for the issuance of shares may be paid in whole or in part, in money or other property, tangible or intangible, and/or labor or services actually performed for the Corporation. These changes are to conform the Amended Bylaws to these provisions of the TBOC.

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Section 8.03 (Lost, Stolen or Destroyed Certificates) of the Amended Bylaws was revised to address the procedure the Corporation is to follow in the event of a lost, stolen or destroyed certificate, consistent with the requirements of the TBOC.

•	Section 8.04 (Lien) of the Former Bylaws was removed from the Amended Bylaws because such bylaw is unnecessary.

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Section 8.04 (Registered Shareholders) of the Amended Bylaws was revised to provide that the Corporation may regard the person in whose name any shares of the Corporation are registered in the share transfer records of the Corporation at any particular time as the owner of those shares. This section also states that neither the Corporation nor any of its officers, directors, employees or agents shall be liable for regarding that person as the owner of those shares, regardless of whether that person does not possess a certificate representing those shares. This provision is consistent with the TBOC.

•	Section 8.06 (Registration of Transfer) of the Former Bylaws was removed from the Amended Bylaws because such bylaw is unnecessary.

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Section 8.08 (Denial of Preemptive Rights) of the Former Bylaws was removed from the Amended Bylaws because such provision is unnecessary because the TBOC provides that a shareholder does not have preemptive rights if such rights are denied in the corporation’s certificate of formation, and the Corporation’s Articles of Incorporation already deny preemptive rights.

•	Section 9.01(a) (Dividends and Reserves—Declaration and Payment) in the Amended Bylaws was amended to remove references to the TBCA and the Series A Convertible Preferred Stock.

•	Section 9.01(b) (Dividends and Reserves—Record Date) in the Amended Bylaws was to reference Section 2.09 of the Amended Bylaws, which contains the provision pertaining to fixing the record date.

•	Section 9.03 (Annual Statement) of the Former Bylaws was removed from the Amended Bylaws because such bylaw is unnecessary.

•	Section 9.04 (Checks and Notes) of the Former Bylaws was removed from the Amended Bylaws because such bylaw is unnecessary.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit	Description

3.1	Amended and Restated Bylaws of GAINSCO, INC., effective as of January 1, 2010.

99.1	Press Release issued by GAINSCO, INC. on November 13, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GAINSCO, INC.

/S/ GLENN W. ANDERSON
Glenn W. Anderson, President and Chief Executive Officer

DATED:  November 13, 2009

EXHIBIT INDEX

Exhibit	Description

3.1	Amended and Restated Bylaws of GAINSCO, INC., effective as of January 1, 2010.

99.1	Press Release issued by GAINSCO, INC. on November 13, 2009.